SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 26, 2006

COMMUNITY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Virginia	0-18265	54-1532044
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

38 North Central Avenue, Staunton, Virginia	24401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (540) 886-0796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2006, the Board of Directors of Community Bank, the wholly owned operating subsidiary of Community Financial Corporation, amended and restated its employment agreements with President and Chief Executive Officer P. Douglas Richard and Senior Vice President/Regional Bank President Chris P. Kyriakides. Each of the employment agreements was amended to remove the change of control provisions from the employment agreements. Each of these executives simultaneously entered into a change of control agreement with the Corporation, with substantially the same terms and conditions as were contained in the change of control provisions in their employment agreement.

On April 26, 2006, Community Financial Corporation also entered into change in control agreements with Senior Vice President and Chief Financial Officer R. Jerry Giles, Senior Vice President Benny N. Werner and Senior Vice President Norman C. Smiley, III. The change in control agreements entered into with Messrs. Giles, Werner and Smiley are substantially the same as and replace the change of control agreements these individuals had with the Bank.

The amended and restated employment agreements and the form of change of control agreements entered into with the executives are attached to this Current Report on Form 8-K and incorporated herein in their entirety.

Item 1.02 Termination of Material Definitive Agreement

See the information provided in Item 1.01 of this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2006, the Board of Directors amended the Corporation's bylaws to increase the mandatory retirement age for directors from age 71 to age 75 and to delete Section 2.9 of the bylaws regarding the structure of the nominating committee which structure was in conflict with the provisions of the Nominating Committee Charter adopted by the Board.

Item 9.01 Financial Statements and Exhibits

99.1 Amended and Restated Bylaws of Community Financial Corporation

99.2 Amended and Restated Employment Agreement between Community Bank and P. Douglas Richard.

99.3 Amended and Restated Employment Agreement between Community Bank and Chris P. Kyriakides.

99.4 Form of Change of Control Agreement between Community Financial Corporation and P. Douglas Richard and Chris P. Kyriakides.

99.5 Form of Change of Control Agreement between Community Financial Corporation and R. Jerry Giles, Benny N. Werner and Norman C. Smiley, III.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FINANCIAL CORPORATION
Date: April 28, 2006	By:	/s/ R. Jerry Giles R. Jerry Giles Senior Vice President and Chief Financial Officer (Duly Authorized Officer)